June 22, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Tax-Exempt Money Fund, Inc.
File Nos.: 002-67029/811-3055
Post-Effective Amendment No.: 46

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/Anthony A. Vertuno

Anthony A. Vertuno

June 22, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Tax-Free Income Fund, Inc.
File Nos.: 002-57265/811-2684
Post-Effective Amendment No.: 57

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/Anthony A. Vertuno

Anthony A. Vertuno

June 22, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Tax-Free High Yield Fund, Inc.
File Nos.: 002-94641/811-4163
Post-Effective Amendment No.: 32

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/Anthony A. Vertuno

Anthony A. Vertuno

June 22, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
File Nos.: 002-87059/811-3872
Post-Effective Amendment No.: 38

Commissioners:

We are counsel to the above-referenced registrant, which proposes to file, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, the above-referenced Post-Effective Amendment to its registration statement.

We have reviewed the amendment, and we represent it does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

/s/Anthony A. Vertuno

Anthony A. Vertuno